TRUST AGREEMENT


                  TRUST AGREEMENT, between MSDW Structured Asset Corp. (the "Depositor") and LaSalle Bank National Association (the "Trustee"), made as of the date set forth in Schedule I attached hereto, which Schedule together with Schedules II and III attached hereto, are made a part hereof and are hereinafter referred to collectively as the "Terms Schedule". The terms of the Standard Terms for Trust Agreements, dated July 7, 1999 (the "Standard Terms") are, except to the extent otherwise expressly stated, hereby incorporated by reference herein in their entirety with the same force and effect as though set forth herein. Capitalized terms used herein and not defined shall have the meanings defined in the Standard Terms. References to "herein", "hereunder", "this Trust Agreement" and the like shall include the Terms Schedule attached hereto and the Standard Terms so incorporated by reference.

                  WHEREAS, the Depositor and the Trustee desire to establish the Trust identified in Schedule I attached hereto (the "Trust") for the primary purposes of (i) holding the Securities, (ii) entering into any Swap Agreement with the Swap Counterparty and (iii) issuing the Units;

                  WHEREAS, the Depositor desires that the respective beneficial interests in the Trust be divided into transferable fractional shares, such shares to be represented by the Units; and

                  WHEREAS, the Depositor desires to appoint the Trustee as trustee of the Trust and the Trustee desires to accept such appointment;

                  WHEREAS, the Depositor shall transfer, convey and assign to the Trust without recourse, and the Trust shall acquire, all of the Depositor's right, title and interest in and under the Securities and other property identified in Schedule II to the Trust Agreement (the "Trust Property"); and

                  WHEREAS, the Trust agrees to acquire the Trust Property specified herein in consideration for Units having an initial Unit Principal Balance identified in Schedule I attached hereto, subject to the terms and conditions specified in the Trust Agreement;

                  NOW THEREFORE, the Depositor hereby appoints the Trustee as trustee hereunder and hereby requests the Trustee to receive the Securities from the Depositor and to issue in accordance with the instructions of the Depositor Units having an initial Unit Principal Balance identified in Schedule I attached hereto, and the Trustee accepts such appointment and, for itself and its successors and assigns, hereby declares that it shall hold all the estate, right, title and interest in any property contributed to the trust account established hereunder (except property to be applied to the payment or reimbursement of or by the Trustee for any fees or expenses which under the terms hereof is to be so applied) in trust for the benefit of all present and future Holders of the fractional shares of beneficial interest issued hereunder, namely, the Unitholders, and subject to the terms and provisions hereof and of the Standard Terms.

                  IN WITNESS WHEREOF, each of the undersigned has executed this instrument as of the date set forth in the Terms Schedule attached hereto.

                                 LASALLE BANK NATIONAL ASSOCIATION
                                    as Trustee on behalf of the Trust identified in Schedule I hereto, and not in its individual capacity

                                 By: /s/ Brian D. Ames
                                     ---------------------------------------
                                     Name:  Brian D. Ames
                                     Title: Vice President


                                 MSDW STRUCTURED ASSET CORP.


                                 By: /s/ Susan Portelli
                                     ---------------------------------------
                                     Name:  Susan Portelli
                                     Title: Attorney in fact



Attachments: Terms Schedule (consisting of Schedules I, II and III)

                                   Schedule I
                           (Terms of Trust and Units)

Trust:                                     SATURNS Trust No. 2001-6

Date of Trust Agreement:                   July 16, 2001

Trustee:                                   LaSalle Bank National Association.
                                           References to Chase Bank of Texas,
                                           National Association in the Standard
                                           Terms shall be inapplicable.

Initial Unit Principal Balance:            $63,370,000

Issue Price:                               100%

Number of Units:                           2,534,800 (Unit Principal Balance of
                                           $25 each)

Minimum Denomination:                      $25 and $25 increments in excess
                                           thereof. The minimum denomination
                                           specified in Section 5.01(a) of the
                                           Standard Terms shall not apply. Each
                                           $25 of Unit Principal Balance is a
                                           Unit.

Cut-off Date:                              July 16, 2001

Closing Date:                              July 16, 2001

Specified Currency:                        United States dollars

Business Day:                              New York, New York and Chicago,
                                           Illinois

Interest Rate:                             7.25%.

                                           If any payment of interest payable
                                           hereunder is deferred, interest will
                                           accrue on such deferred interest at
                                           the rate of 7.25%.

                                           Payments by the Units will be
                                           calculated on the basis of a 360 day
                                           year consisting of twelve 30 day
                                           months. No adjustment will be made
                                           for the calculation of interest
                                           payable on the Units for Distribution
                                           Dates that occur on a date other than
                                           the scheduled date therefor because
                                           of, for example, adjustments for any
                                           scheduled date that does not fall on
                                           a Business Day.

Interest Reset Period:                     Not Applicable

Rating:                                    "aa2" by Moody's
                                           A- by S&P

Rating Agencies:                           Moody's and S&P

Scheduled Final Distribution Date:         December 31, 2026

Prepayment/Redemption:                     The Trust Property is subject to
                                           redemption at any time.

                                           If there is a partial redemption of
                                           the Securities, the Trustee will
                                           randomly select Units to be redeemed
                                           in full from the proceeds of such
                                           partial redemption of the Securities.
                                           The proceeds of any such redemption
                                           shall be distributed upon the
                                           Distribution Date corresponding to
                                           such redemption after payment of any
                                           amounts owing to the Quarterly
                                           Payment Swap Counterparty.

                                           If any partial redemption of the
                                           Securities held by the Trust occurs
                                           while multiple Par Value Swap
                                           Agreements are outstanding, the
                                           Trustee will randomly assign the
                                           portion of such partial redemption
                                           that shall be deemed to occur under
                                           each of such Par Value Swap
                                           Agreements.

Additional Distribution:                   If any of the Securities are redeemed
                                           by the Security Issuer prior to
                                           December 31, 2006, each of the Units
                                           which are redeemed in connection with
                                           such redemption of Securities will
                                           receive a pro rata distribution from
                                           Available Funds remaining after
                                           payments (including payments to the
                                           Quarterly Payment Swap Counterparty)
                                           of principal and interest on such
                                           Units up to a maximum of $2.50 per
                                           Unit.

Corporate Trust Office:                    The definition of "Corporate Trust
                                           Office" in the Standard Terms shall
                                           not apply.

                                           The Corporate Trust Office shall be
                                           the Trustee's Asset-Backed Securities
                                           Trust Services Group having an office
                                           at 135 S. LaSalle Street, Suite 1625,
                                           Chicago, Illinois 60603 or such other
                                           addresses as the Trustee may
                                           designate from time to time by notice
                                           to the Unitholders, the Depositor,
                                           the Swap Counterparty and the
                                           Guarantor.

Swap Agreements:                           The ISDA Agreements referred to in
                                           Schedule III. In addition, in
                                           connection with an additional
                                           issuance of Units, any additional
                                           Swap Agreements entered into in
                                           connection therewith.

                                           The Swap Agreements shall consist of
                                           (i) agreement(s) evidencing an
                                           interest rate swap the effect of
                                           which is to convert the semi-annual
                                           payments on the Securities into
                                           quarterly payments available for
                                           distribution on the Units (the
                                           "Quarterly Payment Swap Agreements")
                                           and (ii) agreement(s) evidencing the
                                           obligation of the counterparty to pay
                                           a sum certain on the Final Scheduled
                                           Distribution Date or as otherwise
                                           specified therein (the "Par Value
                                           Swap Agreement").

Swap Counterparties:                       Party A to the Quarterly Payment Swap
                                           Agreement is the "Quarterly Payment
                                           Swap Counterparty". Party A to the
                                           Par Value Swap Agreement is the "Par
                                           Value Swap Counterparty".

                                           In connection with an additional
                                           issuance of Units, Party A to each
                                           respective additional Swap Agreement
                                           or any assignee thereof.

                                           In the event that there is more than
                                           one Quarterly Payment Swap
                                           Counterparty or Par Value Swap
                                           Counterparty at any time when any
                                           adjustment to the notional balance or
                                           other rights and obligations thereof
                                           must be made due to a partial
                                           redemption of the Securities, the
                                           Trustee shall randomly allocate such
                                           adjustment among the applicable Swap
                                           Counterparties.

Guarantee:                                 Morgan Stanley Dean Witter & Co. (the
                                           "Guarantor") shall guarantee the
                                           obligations of Morgan Stanley & Co.
                                           International Limited ("MSIL") for so
                                           long as MSIL is Party A to any Swap
                                           Agreement with the Trust.

Swap Notional Amount:                      With respect to any Swap Agreement,
                                           the Notional Amount specified in such
                                           Swap Agreement.

Swap Payment Date:                         With respect to the Par Value Swap
                                           Agreement, the Final Scheduled
                                           Maturity Date or such other date as
                                           specified therein.

                                           With respect to the Quarterly Payment
                                           Swap Agreement, each March 31, June
                                           30, September 30 and December 31,
                                           commencing September 30, 2001.

                                           A Swap Payment Date shall also occur
                                           upon any date on which a redemption
                                           by the Security Issuer occurs as to
                                           less than all of the Securities held
                                           by the Trust.

                                           Payments under the Quarterly Payment
                                           Swap Agreement may be deferred if the
                                           Security Issuer or Security Guarantor
                                           defers its payment obligations under
                                           the Securities or Guarantor
                                           Debentures, respectively. In such
                                           event, no payment will occur on the
                                           scheduled Distribution Date.

Swap Rate:                                 7.93804% per annum on the Swap
                                           Notional Amount of the Quarterly
                                           Payment Swap Agreement (equal to
                                           7.25% per annum on the aggregate Unit
                                           Principal Balance).

                                           Payments by the Quarterly Payment
                                           Swap Counterparty will be calculated
                                           on the basis of a 360 day year
                                           consisting of twelve 30 day months.
                                           No adjustment will be made for the
                                           calculation of interest payable by
                                           the Quarterly Payment Swap
                                           Counterparty (and hence the interest
                                           that accrues on the Units) for
                                           Distribution Dates that occur on a
                                           date other than the scheduled date
                                           therefor because of, for example,
                                           adjustments for any scheduled date
                                           that does not fall on a Business Day.

Additional Swap Agreements:                In connection with an additional
                                           issuance of Units, the Depositor may
                                           arrange for the Trust to enter into
                                           additional Swap Agreements with terms
                                           identical to those of the respective
                                           Swap Agreement entered into as of the
                                           Closing Date with additional Swap
                                           Counterparties, except that each such
                                           additional Swap Agreement may have a
                                           different Swap Counterparty and, in
                                           the case of any additional Par Value
                                           Swap Swap Agreement, initial payment
                                           amount. The Rating Agency Condition
                                           must be satisfied with respect to
                                           each such Swap Counterparty and Swap
                                           Agreement.

Distribution Date:                         Each Swap Payment Date.

                                           If any payment with respect to the
                                           Securities held by the Trust is not
                                           received by the Trustee by 12 noon
                                           (New York City time) on a
                                           Distribution Date, the corresponding
                                           distribution on the Units will not
                                           occur until the next Business Day
                                           that the Trust is in receipt of
                                           proceeds of such payment prior to 12
                                           noon, with no adjustment to the
                                           amount distributed.

Record Date:                               Each March 15, June 15, September 15
                                           and December with respect to the
                                           Distribution Dates scheduled to occur
                                           on the last day of the respective
                                           month, regardless of whether such day
                                           is a Business Day and notwithstanding
                                           any adjustment to the related
                                           Distribution Date due to such
                                           Distribution Date falling on a day
                                           other than a Business Day.

                                           With respect to any Distribution Date
                                           that would not occur on the Business
                                           Day corresponding to the last day of
                                           March, June, September or December,
                                           the fifteenth day prior to such date,
                                           regardless of whether such day is a
                                           Business Day.

Form:                                      Global

Depositary:                                DTC

Trustee Fees and Expenses:                 As compensation for and in payment of
                                           trust expenses related to its
                                           services hereunder other than
                                           Extraordinary Trust Expenses, the
                                           Trustee will receive Trustee Fees on
                                           each Distribution Date in the amount
                                           equal to $1,875. The Trustee Fee
                                           shall cease to accrue after
                                           termination of the Trust. The
                                           "Trigger Amount" with respect to
                                           Extraordinary Trust Expenses for the
                                           Trust is $25,000 and the Maximum
                                           Reimbursable Amount is $100,000. The
                                           Trustee Fee will be paid by the
                                           Expense Administrator. Expenses will
                                           be reimbursed by the Expense
                                           Administrator in accordance with the
                                           Expense Administration Agreement.

Expense Administrator:                     The Depositor will act as Expense
                                           Administrator on behalf of the Trust
                                           pursuant to an Expense Administration
                                           Agreement, dated as of July 16, 2001
                                           (the "Expense Administration
                                           Agreement"), between the Depositor as
                                           Expense Administrator (the "Expense
                                           Administrator") and the Trust.

                                           The Expense Administrator will
                                           receive a fee equal to 0.025% per
                                           annum of the principal amount of the
                                           Securities held by the Trust as its
                                           fee, payable on the basis of a 360
                                           day year consisting of twelve 30 day
                                           months. Interest will accrue on any
                                           deferred Expense Administrator's fee
                                           at the rate of 0.025%. The Expense
                                           Administrator's fee is payable only
                                           from Available Funds after provision
                                           is made for the payment owing with
                                           respect to the Units.

                                           In addition the Expense Administrator
                                           shall own that portion of the
                                           Securities which represent the
                                           interest of a fractional Unitholder
                                           that would remain after a partial
                                           redemption had the Expense
                                           Administrator not been obligated to
                                           pay an amount equal to the fractional
                                           Unit remaining together with any
                                           fraction accrued interest and
                                           fractional Additional Distribution.
                                           The Expense Administrator shall
                                           receive all interest and principal
                                           with respect to such portion of the
                                           Securities.

                                           The Expense Administrator will be
                                           responsible for paying the Trustee
                                           Fee and reimbursing certain other
                                           expenses of the Trust in accordance
                                           with the Expense Administration
                                           Agreement.

Listing: The Depositor has applied to list the Units on the New York Stock Exchange

ERISA Restrictions:                        None of the restrictions in the
                                           Standard Terms relating to the
                                           Employee Retirement Income Security
                                           Act of 1974, as amended, and related
                                           matters shall apply.

Deemed Representations:                    Not Applicable

QIB Restriction                            Not Applicable

Trust Wind-Up Event:                       The Trust Wind-Up Events specified in
                                           Sections 9.01(a), 9.01(c), 9.01(d),
                                           9.01(f) and 9.01(h) shall not apply.
                                           The Trust Wind Events specified in
                                           Sections 9.01(b) (Security Default),
                                           9.01(e) (Early Termination Date
                                           designated due to "illegality" or
                                           "tax event" under the Swap
                                           Agreement), 9.01(g) (Disqualified
                                           Securities), 9.01(i) (Excess Expense
                                           Event) shall apply. Pursuant to
                                           Section 9.01(j), the following event
                                           also shall constitute a Trust Wind-Up
                                           Event: redemption by the Security
                                           Issuer of all Securities held by the
                                           Trust.

Termination:                               If a Trust Wind-Up Event occurs other
                                           than due to a redemption of all of
                                           the Securities held by the Trust, any
                                           Securities held by the Trust will be
                                           liquidated, the Par Value Swap
                                           Agreement will be terminated and the
                                           proceeds will be applied first to any
                                           Swap Termination Payments owed to the
                                           Quarterly Payments Swap Counterparty
                                           and then to redeem each Unit at 100%
                                           of its Unit Principal Balance
                                           together with accrued interest. Any
                                           additional proceeds will be paid to
                                           the Quarterly Payments Swap
                                           Counterparty.

                                           If a Trust Wind-Up Event occurs due
                                           to a redemption of all of the
                                           Securities held by the Trust, the Par
                                           Value Swap Agreement will be
                                           terminated and the proceeds will be
                                           applied first to any Swap Termination
                                           Payments owed to the Quarterly
                                           Payments Swap Counterparty and then
                                           to redeem each Unit at 100% of its
                                           Unit Principal Balance together with
                                           accrued interest and any applicable
                                           additional distribution of up to
                                           $2.50 per Unit. Any additional
                                           proceeds will be paid to the
                                           Quarterly Payments Swap Counterparty.

Self-Tenders:                              The Trustee shall not accept an
                                           instruction to tender the Securities
                                           in connection with any tender offer
                                           for the Securities.

Terms of Retained Interest:                The Depositor retains the right to
                                           receive any and all interest that
                                           accrues on the Securities prior to
                                           the Closing Date. The Depositor will
                                           receive such accrued interest on the
                                           Distribution Date for the Units
                                           scheduled to occur on December 31,
                                           2001, and such amount shall be paid
                                           from the interest payment made with
                                           respect to the Securities on December
                                           31, 2001.

                                           The amount of the Retained Interest
                                           is $195,277.

                                           If a Security Default occurs on or
                                           prior to December 31, 2001 and the
                                           Depositor does not receive such
                                           Retained Interest amount in
                                           connection with such Distribution
                                           Date, the Depositor will have a claim
                                           for such Retained Interest, and will
                                           share pro rata with holders of the
                                           Units to the extent of such claim in
                                           the proceeds from the recovery on the
                                           Securities.

Call Option Terms:                         Not applicable.

Security Default:                          The definition of Security Default in
                                           the Standard Terms shall not apply. A
                                           "Security Default" shall mean one of
                                           the following events: (i) the
                                           acceleration of the outstanding
                                           Securities under the terms of the
                                           Securities and/or the applicable
                                           Security Agreement and failure to pay
                                           the accelerated amount on the
                                           acceleration date, (ii) the failure
                                           of the Security Issuer to pay an
                                           installment of principal of, or any
                                           amount of interest due on, the
                                           Securities after the due date thereof
                                           and after the expiration of any
                                           applicable grace period; or (iii) the
                                           occurrence of certain events of
                                           default under such Securities and/or
                                           Security Agreement relating to the
                                           insolvency or bankruptcy of the
                                           Security Issuer.

Sale of Securities                         If the Trust must sell the Securities
                                           it holds, the Trust will sell the
                                           Securities through the Selling Agent
                                           in accordance with Section 9.03(b)
                                           and the following terms. The Selling
                                           Agent will solicit bids for all of
                                           the Securities held by the Trust from
                                           at least three registered
                                           broker-dealers of national
                                           reputation, one of which shall be the
                                           Selling Agent. The Selling Agent
                                           will, on behalf of the Trust, sell
                                           the Securities at the highest bid
                                           price received. If the Selling Agent
                                           did not put forward such highest bid,
                                           it may purchase the Securities at
                                           such highest bid rather than selling
                                           the Securities to the highest bidder.

Tax Status:                                The Trustee is hereby appointed as
                                           agent of the current and future
                                           Unitholders for purposes of
                                           identifying the Securities and the
                                           Swap Agreements as part of an
                                           integrated transaction within the
                                           meaning of Treasury regulations
                                           section 1.1275-6.

                                           The appointment of the Trustee and
                                           the authority of and direction to the
                                           Trustee to so effect such integration
                                           shall bind all Unitholders regardless
                                           of when such Unitholder becomes a
                                           holder of an interest in any Unit.

                                           The Trustee shall identify the
                                           Securities and the Swap Agreements as
                                           part of an integrated transaction
                                           within the meaning of Treasury
                                           regulations section 1.1275-6.

Voting and Other Actions:                  In the event that the Security Issuer
                                           solicits any vote (other than a
                                           self-tender), consent, waiver,
                                           modification or other action under
                                           the Security Agreement or the terms
                                           of the Securities, the Trustee will
                                           act with respect to all of the
                                           Securities in conformity with the
                                           direction of a majority (by
                                           outstanding Unit Principal Balance)
                                           of the Units.

Additional Issuance of Units:              Upon no less than 5 days' notice to
                                           the Trustee, the Depositor may
                                           deposit additional Securities at any
                                           time in exchange for additional Units
                                           in a minimum aggregate amount of
                                           $250,000 and, if in excess of such
                                           amount, in a $25 integral multiple in
                                           excess thereof. The principal amount
                                           of Securities deposited must be in
                                           the same ratio to the Unit Principal
                                           Balance of the Units received as the
                                           ratio of the aggregate Unit Principal
                                           Balance on the Closing Date to the
                                           aggregate principal balance of the
                                           Securities on the Closing Date. The
                                           Depositor must either arrange for the
                                           Swap Counterparties and the Trust to
                                           increase proportionally the notional
                                           amount under the Swap Agreements or
                                           arrange for additional Swap
                                           Agreements to be entered into between
                                           the Trust and additional Swap
                                           Counterparties. The Rating Agency
                                           Condition must be satisfied in
                                           connection with any such additional
                                           issuance.

Selling Agent:                             Morgan Stanley & Co. Incorporated.
                                           Notwithstanding any provision of the
                                           Standard Terms to the contrary, any
                                           sale of the Securities shall be
                                           conducted by and through the Selling
                                           Agent and not the Trustee.

Rating Agency Condition:                   The definition of Rating Agencies
                                           Condition in the Standard Terms shall
                                           not apply.

                                           "Rating Agency Condition": With
                                           respect to any specified action or
                                           determination, means receipt of (i)
                                           oral or written confirmation by
                                           Moody's (for so long as the Units are
                                           outstanding and rated by Moody's) and
                                           (ii) written confirmation by S&P (for
                                           so long as the Units are outstanding
                                           and rated by S&P), that such
                                           specified action or determination
                                           will not result in the reduction or
                                           withdrawal of their then-current
                                           ratings on the Units; provided,
                                           however, that if the Rating Agency
                                           Condition specified herein is to be
                                           satisfied only with respect to
                                           Moody's or S&P, only clause (i) or
                                           clause (ii) shall be applicable. Such
                                           satisfaction may relate either to a
                                           specified transaction or may be a
                                           confirmation with respect to any
                                           future transactions which comply with
                                           generally applicable conditions
                                           published by the applicable rating
                                           agency.

Eligible Account:                          The definition of "Eligible Account"
                                           in the Standard Terms shall not
                                           apply.

                                           "Eligible Account": A non-interest
                                           bearing account, held in the United
                                           States, in the name of the Trustee
                                           for the benefit of the Trust that is
                                           either (i) a segregated account or
                                           segregated accounts maintained with a
                                           Federal or State chartered depository
                                           institution or trust company the
                                           short-term and long-term unsecured
                                           debt obligations of which (or, in the
                                           case of a depository institution or
                                           trust company that is the principal
                                           subsidiary of a holding company, the
                                           short-term and long-term unsecured
                                           debt obligations of such holding
                                           company) are rated P-1 and Aa2 by
                                           Moody's, A-1+ and AA by S&P, and, if
                                           rated by Fitch, F1 and AA by Fitch at
                                           the time any amounts are held on
                                           deposit therein including when such
                                           amounts are initially deposited and
                                           all times subsequent or (ii) a
                                           segregated trust account or
                                           segregated accounts maintained as a
                                           segregated account or as segregated
                                           accounts and held by the Trustee in
                                           its Corporate Trust Office in trust
                                           for the benefit of the Unitholders.

Permitted Investments:                     The following shall be a Permitted
                                           Investment in addition to the
                                           investments specified in the Standard
                                           Terms:

                                           Units of the Dreyfus Cash Management
                                           Fund Investor Shares or any other
                                           money market funds which are rated in
                                           the highest applicable rating
                                           category by each Rating Agency (or
                                           such lower rating if the Rating
                                           Agency Condition is satisfied).

Non-U.S. Persons                           Notwithstanding anything to the
                                           contrary herein or in the Standard
                                           Terms, any beneficial owner of any
                                           Units which is a non-U.S. person
                                           shall not be entitled to exercise any
                                           rights of the Unitholders to instruct
                                           or direct Trustee.

Other Terms:                               The Trust shall not merge or
                                           consolidate with any other trust,
                                           entity or person and the Trust shall
                                           not acquire the assets of, or an
                                           interest in, any other trust, entity
                                           or person except as specifically
                                           contemplated herein.

                                           The Trustee shall provide to the
                                           Unitholders copies of any notices it
                                           receives with respect to a redemption
                                           of the Securities and any other
                                           notices with respect to the
                                           Securities.

                                           The reference to "B2" in the
                                           definition of Certificate in the
                                           Standard Terms shall be replaced with
                                           "Exhibit B2".

                                           The reference to "Section 10.02(ix)"
                                           in the definition of Available Funds
                                           in the Standard Terms shall be
                                           replaced with "Section 10.02(a)(ix)".

                                           The reference to "Section 3.04" in
                                           the definition of Unit Account in the
                                           Standard Terms shall be replaced with
                                           "Section 3.05".

                                           The transfer by the Depositor to the
                                           Trustee specified in Section 2.01(a)
                                           of the Standard Terms shall be in
                                           trust.

                                           Section 2.06 of the Standard Terms
                                           shall be incorporated herein by
                                           inserting "cash in an amount equal to
                                           the premium under the Swap Agreement
                                           and" after the phrase "constituting
                                           the Trust Property," therein.

                                           The reference to "calendar day" in
                                           the last sentence of Section 3.06 of
                                           the Standard Terms shall be replaced
                                           with "Business Day".

                                           Section 4.02(d) of the Standard Terms
                                           shall be incorporated herein by
                                           striking "and the Trustee on behalf
                                           of the Unitholders" from the first
                                           sentence of the second paragraph
                                           thereof.

                                           Section 5.03(c) of the Standard Terms
                                           shall be incorporated herein by
                                           striking "(if so required by the
                                           Trustee or the Unit Registrar)" from
                                           the first sentence thereof.

                                           Section 7.01(c)(i) of the Standard
                                           Terms shall be incorporated herein by
                                           replacing the first word thereof
                                           ("after") with "alter".

                                           Section 7.02 of the Standard Terms
                                           shall be incorporated herein by
                                           striking "(i) the Trustee determines
                                           that such amendment will not
                                           adversely affect the interests of the
                                           Unitholders and (ii)" from the first
                                           sentence thereof, inserting "on which
                                           it may conclusively rely" after
                                           "Opinion of Counsel" in such
                                           sentence, and striking "clause (ii)"
                                           from the second sentence of such
                                           Section.

                                           Section 9.03(a) of the Standard Terms
                                           shall be incorporated herein by
                                           striking "or oral" after the "at any
                                           time by" in the third sentence
                                           thereof.

                                           Clause (ix) of Section 10.02(a) shall
                                           not apply.

                                           Section 10.02(a)(x) of the Standard
                                           Terms shall be replaced with the
                                           following:

                                           (x) the Trustee shall have the power
                                           to sell the Securities and other
                                           Trust Property, in accordance with
                                           Article IX and XI, through the
                                           Selling Agent or, if the Selling
                                           Agent shall have resigned or declined
                                           to sell some or all of the
                                           Securities, any broker selected by
                                           the Trustee (at the direction of the
                                           Depositor) with reasonable care, in
                                           an amount sufficient to pay any
                                           amount due to the Swap Counterparty
                                           under the Swap Agreement (including
                                           Termination Payments) or reimbursable
                                           to itself in respect of unpaid
                                           Extraordinary Trust Expenses and to
                                           use the proceeds thereof to make such
                                           payments after the distribution of
                                           funds or Trust Property to
                                           Unitholders. Any such broker shall be
                                           instructed by the Trustee to sell
                                           such Trust Property in a reasonable
                                           manner designed to maximize the sale
                                           proceeds.

                                           Section 10.05(b) of the Standard
                                           Terms shall be incorporated herein by
                                           replacing ", pursuant to the first
                                           sentence of this paragraph" with "the
                                           Trustee shall be indemnified by the
                                           Trust, however," in the last sentence
                                           thereof.

                                           Section 10.06(a) of the Standard
                                           Terms shall be incorporated herein by
                                           inserting "or association" after the
                                           word "corporation" in the second
                                           sentence thereof.

                                           Section 10.07(a) of the Standard
                                           Terms shall be incorporated herein by
                                           replacing "notice or resignation"
                                           with "notice of resignation" in the
                                           second sentence thereof and striking
                                           the last two sentences thereof.

                                           Section 10.10(b) of the Standard
                                           Terms shall be incorporated herein by
                                           inserting "The Trustee shall not be
                                           liable for the acts or omissions of
                                           any co-trustee." after the last
                                           sentence thereof.

                                           Section 10.14 of the Standard Terms
                                           shall be replaced with the following:

                                           SECTION 10.14. Non-Petition. Prior to
                                           the date that is one year and one day
                                           after all distributions in respect of
                                           the Units have been made, none of the
                                           Trustee, the Trust or the Depositor
                                           shall take any action, institute any
                                           proceeding, join in any action or
                                           proceeding or otherwise cause any
                                           action or proceeding against any of
                                           the others under the United States
                                           Bankruptcy Code or any other
                                           liquidation, insolvency, bankruptcy,
                                           moratorium, reorganization or similar
                                           law ("Insolvency Law") applicable to
                                           any of them, now or hereafter in
                                           effect, or which would be reasonably
                                           likely to cause any of the others to
                                           be subject to, or seek the protection
                                           of, any such Insolvency Law.

                                           Section 12.01(a) of the Standard
                                           Terms shall be incorporated herein by
                                           replacing "(v)" with "(vi)" in the
                                           last proviso thereof.

                                           Section 12.01(c) of the Standard
                                           Terms shall be incorporated herein by
                                           inserting ",provided at the expense
                                           of the party requesting such
                                           amendment," after "Opinion of
                                           Counsel".

                                           Section 12.05 of the Standard Terms
                                           shall be incorporated herein by
                                           striking "the Trustee and" in the
                                           last sentence of the second paragraph
                                           thereof.

                                           The reference to "its President, its
                                           Treasurer, or one of its Vice
                                           Presidents, Assistant Vice Presidents
                                           or Trust Officers" in the first
                                           sentence of Section 5.02(a) of the
                                           Standard Terms shall be replaced with
                                           "a Responsible Officer".

                                           The reference to "the proper
                                           officers" in the second sentence of
                                           Section 5.02(a) of the Standard Terms
                                           shall be replaced with "a Responsible
                                           Officer".

                                           The reference to "one of its
                                           authorized signatories" in the first
                                           sentence of Section 5.02(d) of the
                                           Standard Terms shall be replaced with
                                           "a Responsible Officer".

                                           The reference to the "Trust" in the
                                           first sentence of Section 5.08(b) of
                                           the Standard Terms shall be replaced
                                           with the "Trustee".

                                           References to D&P in the Standard
                                           Terms shall be incorporated as
                                           references to Fitch Inc. ("Fitch").

                                   Schedule II

                            (Terms of Trust Property)


      Securities:                          BankAmerica Institutional Capital A
                                           8.07% trust preferred capital
                                           securities due 2026

      Security Issuer:                     BankAmerica Institutional Capital A

      Security Guarantor:                  Bank of America Corporation (as
                                           successor by merger to BankAmerica
                                           Corporation)

                                           The Security Guarantor shall be
                                           considered the "Security Issuer" for
                                           purposes of determining whether the
                                           Security Issuer is an Eligible Issuer
                                           and whether the Securities are
                                           Disqualified Securities.

      Guarantor Debentures:                Bank of America 8.07% Junior
                                           Subordinated Debentures due 2026

      Principal Amount:                    $58,075,000

      Security Rate:                       8.07%

      Credit Ratings:                      "aa2" by Moody's
                                           A-  S&P

      Listing:                             Not applicable

      Security Agreement:                  Amended and Restated Trust Agreement
                                           dated as of approximately November
                                           27, 1996, among the Security
                                           Guarantor (as successor to
                                           BankAmerica Corporation), as
                                           depositor, Bankers Trust Company, as
                                           property trustee and Bankers Trust,
                                           (Delaware), as Delaware trustee, as
                                           amended and supplemented from time to
                                           time

      Form:                                Global

      Currency of                          United States dollars
      Denomination:

      Acquisition Price                    101.55634%
      by Trust:

      Security Payment Date:               Each June 30 and December 31

                                           The Security Guarantor and hence the
                                           Security Issuer may defer payments on
                                           the Guarantor Debentures and the
                                           Securities for up to 20 semi-annual
                                           payment dates, except that no such
                                           extension period may extend beyond
                                           the Maturity Date.

      Original Issue Date:                 The Securities were issued on or
                                           about November 27, 1996.

      Maturity Date:                       December 31, 2026

      Sinking Fund Terms:                  Not Applicable

      Redemption Terms:                    The Securities are redeemable in
                                           whole or in part at any time and from
                                           time to time, subject to payment of a
                                           make-whole amount, if applicable.

      CUSIP No.:/ISIN No.                  06605HAA6

      Security Trustee:                    Bankers Trust Company

      Available Information                The Security Guarantor is subject to
      Regarding the Security Issuer        the informational requirements of the
      (if other than U.S.                  Securities Exchange Act of 1934, as
      Treasury obligations):               amended, and in accordance therewith
                                           files reports and other information
                                           with the Securities and Exchange
                                           Commission (the "Commission"). Such
                                           reports and other information can be
                                           inspected and copied at the public
                                           reference facilities maintained by
                                           the Commission at 450 Fifth Street,
                                           N.W., Washington, D.C. 20549 and at
                                           the following Regional Offices of the
                                           Commission: 7 World Trade Center,
                                           13th Floor, New York, New York 10048
                                           and Northwest Atrium Center, 500 West
                                           Madison Street, Chicago, Illinois
                                           60661. Copies of such materials can
                                           be obtained from the Public Reference
                                           Section of the Commission at 450
                                           Fifth Street, N.W., Washington, D.C.
                                           20549 at prescribed rates.

                                  Schedule III

                       (Quarterly Payment Swap Agreement)
--------------------------------------------------------------------------------
Date: July 16, 2001

To:   SATURNS Trust No. 2001-6      From:    Morgan Stanley & Co. International
                                             Limited

Attn: Asset-Backed Securities Group Contact: Chris Boas
      SATURNS Trust No. 2001-6

Fax:  312-904-2084                  Fax:     212-761-0406

Tel:  312-904-7807                  Tel:     212-761-1395
--------------------------------------------------------------------------------

Re: Quarterly Payment Swap Transaction. MS Reference Number AR1H3

         The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between you and Morgan Stanley & Co. International Limited ("MSIL"), with Morgan Stanley & Co. Incorporated ("MS&Co.") as agent, on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement below.

         The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc. ("ISDA")) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

         1. This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement dated as of July 16, 2001, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

         2. The terms of the particular Transaction to which this Confirmation relates are as follows:


Fixed Rate Payer A:                     Morgan Stanley & Co. International
                                        Limited ("MSIL" or "Party A")

Fixed Rate Payer B:                     SATURNS  Trust No.  2001-6
                                        (the  "Trust" or "Party B")

Trade Date:                             July 11, 2001

Effective Date:                         July 16, 2001

Swap Termination Date:                  December 31, 2026 or any date upon which
                                        the Trust under which Party B is created is terminated pursuant to the Trust
                                        Agreement.

Swap Notional Amount:                   USD 58,075,000 as reduced by the
                                        cumulative amount of any Redemption Swap
                                        Notional Amounts with respect to any
                                        redemptions of the Securities held by
                                        Party B.

Business Days:                          New York and Chicago

Calculation Agent:                      Party A. The Calculation Agent shall
                                        have due regard for the interest amounts actually paid by the Security Issuer and the interest that accrues on the Units in making such calculations.

Fixed Rate Day Count Fraction:          30/360

I.   Party B Amounts:
     ----------------

Party B Fixed Amount for the first      With respect to the Party B Payment Date
     Fixed Rate Party B Payment Date:   occurring with respect to December 31,
                                        2001, USD 2,148,049.

Party B Fixed Rate:                     8.07%

Fixed Rate Party B Payment Date:        Each June 30, subject to adjustment in
                                        accordance with the Following Business
                                        Day Convention and each December 31,
                                        subject to adjustment in accordance with the Preceding Business Day Convention.

                                        If any payment with respect to the
                                        Securities held by the Trust is not
                                        received by the trustee under the Trust
                                        Agreement by 12 noon (New York City
                                        time) on a Fixed Rate Party B Payment
                                        Date, the corresponding payment will not occur until the next Business Day that the Trust is in receipt of proceeds of such payment prior to 12 noon, with no adjustment to the amount paid.

                                        No Party B Fixed Amount shall be paid on a Party B Payment Date during the existence of an Extension Period. Any Party B Fixed Amount not paid pursuant to the preceding sentence shall be paid (with adjustment as provided under Adjustment to Party B Fixed Amount due to Extension Periods) on the next Party B Payment Date upon which an Extension Period does not exist.

Party B Period End Dates:               June 30 and December 31.

Adjustment to Party B Fixed Amount      Interest shall accrue on any Party B
     due to  Extension Periods:         Fixed Amounts until paid at the rate of
                                        8.07% if the originally scheduled Party
                                        B Payment Date with respect to such
                                        Fixed payment does not occur as provided in "Fixed Rate Party B Payment Date".

 II.   Party A Amounts:
       ----------------

Party A Fixed Amount for the first      With respect to the Fixed Rate Party A
      Fixed Rate Party A Payment Date:  Payment Date occurring with respect to
                                        September 30, 2001, USD 948,312.

Party A Fixed Rate:                     7.93804%

Fixed Rate Party A Payment Date:        Each March 31, June 30, September 30 and
                                        December 31, subject to adjustment in
                                        accordance with the Following Business
                                        Day Convention.

                                        No Party A Fixed Amount shall be paid on a regularly scheduled Party A Payment Date during the existence of an Extension Period or, with respect to Party A Payment Dates scheduled to occur on March 31 and September 30, if the Security Issuer announces its intention to commence an Extension Period by deferring the next regularly scheduled payment of interest on the Securities. Any Party A Fixed Amount not paid pursuant to the preceding sentence shall be paid (with adjustment as provided under Adjustment to Party A Fixed Amount due to Extension Periods) on the next Party A Payment Date upon which an Extension Period does not exist.

Party A Period End Dates:               March 31, June 30, September 30, and
                                        December 31.

Adjustment to Party A Fixed Amount      Interest shall accrue on any Party A
     due to Extension Periods:          Fixed Amounts until paid at the rate of
                                        7.25% if the originally scheduled Party
                                        A Payment Date with respect to such
                                        Fixed payment does not occur as provided in "Fixed Rate Party A Payment Date".

III.  Alternative Settlements
     -----------------------
      and Extension Periods:
      ----------------------

Alternative Fixed Rate Payment Dates:   A Fixed Rate Payment Date shall occur
                                        upon any date upon which any Underlying
                                        Redemption occurs, if such date is not
                                        otherwise a Party B Fixed Rate Payment
                                        Date.

Alternative Period End Dates:           A Fixed Rate Payment Date shall occur
                                        upon any date upon which any Underlying
                                        Redemption occurs, if such date is not
                                        otherwise a Party B Fixed Rate Payment
                                        Date.

Redemption Swap Notional Amount:        The par amount of Securities held by the
                                        Trust that are being redeemed.

Fixed Amount Adjustment due to          If a Fixed Rate Payment Date occurs that
      Underlying Redemption:            is an Alternative Fixed Rate Payment
                                        Date, the Fixed Amounts shall be
                                        calculated by applying the Redemption
                                        Swap Notional Amount as the Swap
                                        Notional Amount. If such Alternative
                                        Fixed Rate Payment Date is a Party A
                                        Fixed Rate Payment Date, the Fixed
                                        Amounts shall be bifurcated by applying
                                        these Alternative Settlement Provisions
                                        with respect to the Redemption Swap
                                        Notional Amount and by applying
                                        methodology otherwise applicable to the
                                        Swap Notional Amount as reduced by such
                                        Redemption Swap Notional Amount.

          3. Additional Definitions.

         "Extension Period" means an "Extension Period" as defined under the Securities (which may occur for up to ten years). An Extension Period shall not be deemed to exist on any Fixed Rate Party Payment Date if Party B actually receives a full interest payment on the Securities with respect to such Fixed Rate Party Payment Date.

         "Security Default" has the meaning set forth in the Trust Agreement.

         "Security Issuer" has the meaning set forth in the Trust Agreement.

         "Securities" has the meaning set forth in the Trust Agreement.

         "Trust Agreement" means the trust agreement dated as of July 16, 2001, between the MSDW Structured Asset Corp. and LaSalle Bank National Association.

         "Underlying Redemption" means any redemption in whole or in part of the Securities by the Security Issuer.

         "Units" means the trust units issued under the Trust Agreement on July 16, 2001.

         4. Additional Termination Event. As set forth in the Agreement, a Trust Wind-Up Event will result in an Additional Termination Event under the Agreement with respect to which Party B shall be the Affected Party and this Transaction shall be an Affected Transaction.

         5. Swap Termination Payments. If an early termination occurs due to a redemption of all of the Securities held by the Trust, payments shall be made as otherwise provided in this Confirmation. If an early termination occurs other than due to a redemption by the Security Issuer of all of the Securities held by the Trust and such termination occurs after a Party A Payment Date occurring with respect to March 31 or September 30 and on which Party A makes a payment but before Party B pays its next scheduled payment to Party A, the Swap Termination Payment shall equal the amount paid by Party A on such Party A Payment Date together with interest at the rate of 8.07% (on the Party B Fixed Rate basis), as determined by the Calculation Agent.

         6. Additional Amounts. As additional compensation hereunder and in addition to any other amounts payable hereunder, any amounts available for distribution by the Trust (whether in connection with a Trust Wind-Up Event or a redemption in whole or in part of the Securities) in excess of the aggregate Unit Principal Balance (as defined in the Trust Agreement), accrued interest on the Units and any applicable additional distribution of up to $2.50 per Unit specified as payable on the Units in the Trust Agreement shall be paid to Party A (regardless of whether an early termination is occurring simultaneously with such payment).

         7. Assignment. The rights and duties under this Confirmation and the Agreement may be assigned and/or delegated at any time and from time to time in whole or in part; provided that Rating Agency Condition is satisfied (as provided in the Trust Agreement) with respect to any assignment, delegation or transfer.

          8. Account Details.

Payments to Party A:                    Citibank, N.A. - New York
                                        SWIFT BIC Code: CITIUS33
                                        ABA No. 021 000 089
                                        For:  Morgan Stanley & Co.
                                        International Limited
                                        Account No. 3042 1519

Operations Contact:                     Barbara Kent
                                        Tel:  212-537-1449
                                        Fax:  212-537-1868

Payments to Party B:                    LaSalle Bank, Chicago, Illinois
                                        ABA No. 071 000 505
                                        Reference:  SATURNS 2001-6
                                        Unit Account / AC-2090067/
                                        Account No.: 678822206

Operations Contact:                     Brian Ames
                                        Tel:  312-904-7807
                                        Fax: 312-904-2084


         9. Representations. Morgan Stanley & Co. Incorporated is acting as agent for both parties but does not guarantee the performance of Party A. Party B represents and warrants to Party A, which representation and warranty will be deemed to be repeated by Party B on each date on which a Transaction is entered into, that it owns or controls (or, in the case of an investment advisor (whether or not registered under the United States Investment Advisors Act of 1940), has under management) in excess of USD 63 million in Aggregate Financial Assets (as defined below).

         For purposes hereof, Aggregate Financial Assets of an entity means the total, on a gross basis, without deduction for liabilities of the entity, of all cash, money-market instruments, securities of unaffiliated issuers, futures and options.

         Please confirm that the foregoing correctly sets forth the terms of our agreement MS Reference Number AR1H3 by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY & CO. INTERNATIONAL LIMITED


BY:/s/ Susan Portelli
   --------------------------------
     Name:  Susan Portelli
     Title: Attorney in fact

Acknowledged and agreed as of the date first written above:

SATURNS TRUST NO. 2001-6
BY:  LaSalle Bank National Association,
      solely as Trustee and not in its individual capacity.


BY:/s/ Brian D. Ames
   --------------------------------
     Name:  Brian D. Ames
     Title: Vice President


MORGAN STANLEY & CO. INCORPORATED hereby agrees to and acknowledges its role as agent for both parties in accordance with the Schedule to the Agreement.


BY:/s/ Susan Portelli
   --------------------------------
     Name:  Susan Portelli
     Title: Attorney in fact

                           (Par Value Swap Agreement)
--------------------------------------------------------------------------------
Date: July 16, 2001

To:   SATURNS Trust No. 2001-6       From:    Morgan Stanley & Co. International
                                              Limited

Attn: Asset-Backed Securities Group  Contact: Chris Boas
      SATURNS Trust No. 2001-6

Fax:  312-904-2084                   Fax:     212-761-0406

Tel:  312-904-7807                   Tel:     212-761-1395
--------------------------------------------------------------------------------

Re: Par Value Swap Transaction. MS Reference Number S7119

         The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between you and Morgan Stanley & Co. International Limited ("MSIL"), with Morgan Stanley & Co. Incorporated ("MS&Co.") as agent, on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement below.

         The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc. ("ISDA")) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

         1. This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement dated as of July 16, 2001, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

         2. The terms of the particular Transaction to which this Confirmation relates are as follows:


Fixed Rate Payer A:                     Morgan Stanley & Co. International
                                        Limited ("MSIL" or "Party A")

Fixed Rate Payer B:                     SATURNS Trust No. 2001-6 (the "Trust" or
                                        "Party B")

Trade Date:                             July 11, 2001

Effective Date:                         July 16, 2001

Swap Termination Date:                  December 31, 2026 or any date upon which
                                        the Trust under which Party B is created is terminated pursuant to the Trust
                                        Agreement.

Swap Notional Amount:                   USD 5,295,000

Business Days:                          New York and Chicago

Calculation Agent:                      Party A

I.   Party B Amounts:
     ----------------


Party B Fixed Amount:                   USD 2,395,000

Party B Payment Date:                   July 16, 2001.

 II.   Party A Amounts:
       ----------------

Party A Fixed Amount:                   Either the Swap Notional Amount or if
                                        any Underlying Redemption has occurred,
                                        the Alternative Notional Amount after
                                        giving effect to any Alternative
                                        Settlements. In addition, the amount
                                        specified under Alternative Settlement
                                        in connection with any Underlying
                                        Redemption.

Party A Payment Date:                   December 31, 2026 or any date upon which
                                        the Alternative Settlement Provisions
                                        apply.

III.    Alternative Settlement:
        -----------------------

Underlying Redemption:                  If the Security Issuer redeems the
                                        Securities in whole or in part, Party A
                                        will pay to Party B the Alternative
                                        Payment Amount no later than 12 noon
                                        (New York City time) on the date of such redemption. In the event of a redemption of all of the Securities held by the Trust, this Agreement shall be terminated with no additional payments owed by, or to, Party A or Party B other than payments provided under these
                                        Alternative Settlement provisions. .

Alternative Payment Amount:             Prior to December 31, 2006, the maximum
                                        of (i) the Applicable Swap Notional
                                        Amount less the maximum of (x) zero and
                                        (y) the make whole premium, if any, paid by the Security Issuer and (ii) zero.

                                        On or after December 31, 2006, the
                                        Scheduled Payment Amount.

Applicable Swap Notional Amount:        In the event of a redemption of all of
                                        the Securities by the Security Issuer,
                                        the Swap Notional Amount. In the event
                                        of a partial redemption by the Security
                                        Issuer, an amount equal to the Swap
                                        Notional Amount multiplied by (x) the
                                        par amount of Securities held by the
                                        Trust that are being redeemed and
                                        divided by (y) $58,075,000.

Alternative Notional Amount:            The Swap Notional Amount as reduced by
                                        the Applicable Swap Notional Amount with respect to each Underlying Redemption.


         3. Additional Definitions.

         "Expense Administration Agreement" means the expense administration agreement dated as of July 16, 2001 between Party B and the Expense Administrator.

         "Expense Administrator" means MSDW Structured Asset Corp. acting pursuant to the Expense Administration Agreement.

         "Security Default" has the meaning set forth in the Trust Agreement.

         "Security Issuer" has the meaning set forth in the Trust Agreement.

         "Securities" has the meaning set forth in the Trust Agreement.

         "Scheduled Payment Amount" means an amount equal to (x) the "Scheduled Payment Amount" corresponding to the time period specified in the table below multiplied by (y) the Applicable Swap Notional Amount divided by (z) USD 58,075,000.

                      Redemption
                     On or After:            Scheduled Payment Amount
                     ------------            ------------------------

                      12/31/2006                    2,951,674
                      12/31/2007                    3,186,006
                      12/31/2008                    3,420,339
                      12/31/2009                    3,654,672
                      12/31/2010                    3,889,004
                      12/31/2011                    4,123,337
                      12/31/2012                    4,357,670
                      12/31/2013                    4,592,002
                      12/31/2014                    4,826,335
                      12/31/2015                    5,060,667
                      12/31/2016                    5,295,000


         "Trust Agreement" means the trust agreement dated as of July 16, 2001, between the MSDW Structured Asset Corp. and LaSalle Bank National Association.

         4. Additional Termination Event. As set forth in the Agreement, a Trust Wind-Up Event will result in an Additional Termination Event under the Agreement with respect to which Party B shall be the Affected Party and this Transaction shall be an Affected Transaction.

         5. Swap Termination Payments. Other than in connection with an Underlying Redemption, if an early termination occurs, the Swap Termination Payment shall be determined under Section 6(e) determined on the basis of "Market Quotation" under the Swap Agreement (with Party B as sole Affected Party). If the related Termination Event is also a Trust Wind-Up Event (as defined in the Trust Agreement), Party A shall pay the lesser of (i) the amount so determined or (ii) the difference (if a positive number) of (x) the aggregate Unit Principal Balance (as defined in the Trust Agreement) of the Units (as defined in the Trust Agreement) less (y) the proceeds of the sale or liquidation of the Securities (as defined in the Trust Agreement), exclusive of any amounts in respect of accrued interest. No Swap Termination Payment shall be payable in connection with an Underlying Redemption with respect to the portion of the Swap Notional Amount affected by such Underlying Redemption. This Paragraph does not limit or affect the Alternative Settlement Provisions hereof.

         6. Assignment. The rights and duties under this Confirmation and the Agreement may be assigned and/or delegated at any time and from time to time in whole or in part; provided that Rating Agency Condition is satisfied (as provided in the Trust Agreement) with respect to any assignment, delegation or transfer.

         7. Account Details.

Payments to Party A:                    Citibank, N.A. - New York
                                        SWIFT BIC Code: CITIUS33
                                        ABA No. 021 000 089
                                        For:  Morgan Stanley & Co. International
                                              Limited
                                        Account No. 3042 1519

Operations Contact:                     Barbara Kent
                                        Tel:  212-537-1449
                                        Fax:  212-537-1868

Payments to Party B:                    LaSalle Bank, Chicago, Illinois
                                        ABA No. 071 000 505
                                        Reference:  SATURNS 2001-6
                                        Unit Account / AC-2090067/
                                        Account No.: 678822206

Operations Contact:                     Brian Ames
                                        Tel:  312-904-7807
                                        Fax: 312-904-2084


         8. Representations. Morgan Stanley & Co. Incorporated is acting as agent for both parties but does not guarantee the performance of Party A. Party B represents and warrants to Party A, which representation and warranty will be deemed to be repeated by Party B on each date on which a Transaction is entered into, that it owns or controls (or, in the case of an investment advisor (whether or not registered under the United States Investment Advisors Act of 1940), has under management) in excess of USD 63 million in Aggregate Financial Assets (as defined below).

         For purposes hereof, Aggregate Financial Assets of an entity means the total, on a gross basis, without deduction for liabilities of the entity, of all cash, money-market instruments, securities of unaffiliated issuers, futures and options.

         Please confirm that the foregoing correctly sets forth the terms of our agreement MS Reference Number S7119 by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY & CO. INTERNATIONAL LIMITED


BY: /s/ Susan Portelli
    -------------------------
     Name:  Susan Portelli
     Title: Attorney in fact

Acknowledged and agreed as of the date first written above:

SATURNS TRUST NO. 2001-6
BY:  LaSalle Bank National Association,
      solely as Trustee and not in its individual capacity.


BY: /s/ Brian D. Ames
    -------------------------
     Name:  Brian D. Ames
     Title: Vice President


MORGAN STANLEY & CO. INCORPORATED hereby agrees to and acknowledges its role as agent for both parties in accordance with the Schedule to the Agreement.


BY: /s/ Susan Portelli
    -------------------------
     Name:  Susan Portelli
     Title: Attorney in fact